UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

KBS GROWTH & INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	333-207471	47-2778257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 1, 2016, KBS Growth & Income REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated June 30, 2016 with regard to the acquisition, through an indirect wholly owned subsidiary, of a 14-story Class A office building containing 219,742 rentable square feet located on approximately 0.46 acres of land in Portland, Oregon (the “Commonwealth Building”). The Company hereby amends the Form 8-K dated June 30, 2016 to provide the required financial information related to its acquisition of the Commonwealth Building.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Commonwealth Building

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)	Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2016	F-6
	Unaudited Pro Forma Statement of Operations for the Year Ended to December 31, 2015	F-8

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: August 23, 2016	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Growth & Income REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Commonwealth Building for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of Commonwealth Building. Our opinion is not modified with respect to this matter.
/s/ Squar Milner LLP

Newport Beach, California
August 23, 2016

COMMONWEALTH BUILDING
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	(unaudited)
Revenues:
Rental income	$2,402,547	$4,368,520
Tenant reimbursements	154,163	351,324
Other income	47,329	200,892
Total revenues	2,604,039	4,920,736
Expenses:
Utilities	179,627	333,650
Real estate taxes and insurance	151,373	329,998
Repairs and maintenance	180,543	311,552
Cleaning	142,841	291,401
General and administrative	122,543	281,975
Total expenses	776,927	1,548,576
Revenues over certain operating expenses	$1,827,112	$3,372,160
See accompanying notes.

COMMONWEALTH BUILDING
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2016 (unaudited)
and the Year Ended December 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On June 30, 2016, KBS Growth & Income REIT, Inc. (“KBS G&I REIT”), through an indirect wholly owned subsidiary, acquired from UPI Commonwealth LLC, an indirect subsidiary of Unico Investment Group, LLC, a 14-story Class A office building containing 219,742 rentable square feet located on approximately 0.46 acres of land in Portland, Oregon (the “Commonwealth Building”). The seller is not affiliated with KBS G&I REIT or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of the Commonwealth Building was approximately $68.5 million plus closing costs.
KBS G&I REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Commonwealth Building is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS G&I REIT expects to incur in the future operations of the Commonwealth Building. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Commonwealth Building.
The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ended December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Commonwealth Building was acquired from an unaffiliated party and (ii) based on due diligence of the Commonwealth Building by KBS G&I REIT, management is not aware of any material factors relating to the Commonwealth Building that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by approximately $221,000 and $329,000 for the six months ended June 30, 2016 (unaudited) and the year ended December 31, 2015, respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

COMMONWEALTH BUILDING
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Six Months Ended June 30, 2016 (unaudited)
and the Year Ended December 31, 2015

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2015, the Commonwealth Building was 94% leased to 25 tenants. For the year ended December 31, 2015, the Commonwealth Building earned approximately 12% of its rental income from a tenant that provides spatial analytics intelligence and enablement solutions. As of December 31, 2015, this tenant occupied 24,350 rentable square feet, or approximately 11% of the total property rentable square feet. This tenant’s lease expires on March 31, 2023, with a five-year extension option. No other tenant lease represented more than 10% of rental income for the year ended December 31, 2015.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2015, the future minimum rental payments due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows:

2016	$4,523,936
2017	4,276,920
2018	3,639,156
2019	3,286,971
2020	2,824,991
Thereafter	3,282,266
$21,834,240

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by the Commonwealth Building will be reduced.
Environmental
The Commonwealth Building is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Commonwealth Building’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS G&I REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on August 23, 2016.

KBS GROWTH & INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Growth & Income REIT, Inc. (“KBS G&I REIT”) as of December 31, 2015 and June 30, 2016, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and the six months ended June 30, 2016, and the notes thereto. The consolidated financial statements of KBS G&I REIT as of and for the year ended December 31, 2015 and the consolidated financial statements as of and for the six months ended June 30, 2016 have been included in KBS G&I REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and notes thereto of the Commonwealth Building, which are included herein. No pro forma balance sheet is included herein as the acquisition of the Commonwealth Building is included in KBS G&I REIT’s balance sheet as of June 30, 2016, which has been included in KBS G&I REIT’s prior filings with the SEC.
The following unaudited pro forma statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisition of the Commonwealth Building as if the acquisition occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Commonwealth Building been consummated as of January 1, 2015.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016

	KBS Growth & Income REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Commonwealth Building
Revenues:
Rental income	$1,156,734	$2,919,822	(b)	$4,076,556
Tenant reimbursements	79,404	154,163	(c)	233,567
Other operating income	157	47,329		47,486
Total revenues	1,236,295	3,121,314		4,357,609
Expenses:
Operating, maintenance and management	337,599	625,554	(d)	963,153
Property management fees and expenses to affiliate	17,318	26,227	(e)	43,545
Real estate taxes and insurance	143,345	151,373	(f)	294,718
Asset management fees to affiliate	58,831	220,363	(g)	279,194
Real estate acquisition fees and expenses to affiliate	1,382,637	(1,382,637)		—
Real estate acquisition fees and expenses	229,192	(229,192)		—
General and administrative expenses	585,731	—		585,731
Depreciation and amortization	444,531	1,471,987	(h)	1,916,518
Interest expense	273,493	587,761	(i)	861,254
Total expenses	3,472,677	1,471,436		4,944,113
Other income:
Interest income	73,887	—		73,887
Total other income	73,887	—		73,887
Net (loss) income	$(2,162,495)	$1,649,878		$(512,617)
Net loss per common share, basic and diluted	$(0.37)			$(0.09)
Weighted-average number of common shares outstanding, basic and diluted	5,842,114			5,842,114

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016

(a)	Historical financial information derived from KBS G&I REIT’s Quarterly Report on Form 10-Q for the six months ended June 30, 2016.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS G&I REIT), including amortization of below-market lease liabilities, for the six months ended June 30, 2016. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the six months ended June 30, 2016, based on historical operations of the previous owners.

(d)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the six months ended June 30, 2016, based on historical operations of the previous owners.

(e)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the six months ended June 30, 2016 that would be due to an affiliate of KBS G&I REIT’s external advisor (the “Co-Manager”) had the property been acquired on January 1, 2015. With respect to the Company's investment in the Commonwealth Building, the property management fees and expenses to affiliate is a monthly fee paid to the Co-Manager equal to one‑twelfth of 1.25% of rent, payable and actually collected for the month, from the Commonwealth Building.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the six months ended June 30, 2016, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS G&I REIT) for the six months ended June 30, 2016 that would be due to KBS G&I REIT’s external advisor (the “Advisor”) had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to the Advisor equal to one-twelfth of 1.6% of the amount paid or allocated to acquire the investment, plus the budgeted capital improvement costs for the development, construction or improvements to the investment once such funds are disbursed pursuant to a final approved budget. This amount excludes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto, but excludes acquisition fees payable to the Advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) for the six months ended June 30, 2016. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on a $47.4 million mortgage loan secured by the Commonwealth Building, of which $41.0 million was funded at closing, which bears interest at a floating rate of 215 basis points over one-month LIBOR and matures on July 1, 2021.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	KBS Growth & Income REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Commonwealth Building
Revenues:
Rental income	$879,268	$5,263,716	(b)	$6,142,984
Tenant reimbursements	68,591	351,324	(c)	419,915
Other operating income	—	200,892		200,892
Total revenues	947,859	5,815,932		6,763,791
Expenses:
Operating, maintenance, and management	216,766	1,218,579	(d)	1,435,345
Property management fees and expenses to affiliate	—	54,128	(e)	54,128
Real estate taxes and insurance	114,596	329,998	(f)	444,594
Asset management fees to affiliate	22,221	440,725	(g)	462,946
Real estate acquisition fees to affiliate	428,217	—		428,217
Real estate acquisition fees and expenses	151,693	—		151,693
General and administrative expenses	158,071	—		158,071
Depreciation and amortization	340,993	2,570,452	(h)	2,911,445
Interest expense	292,258	1,084,496	(i)	1,376,754
Total expenses	1,724,815	5,698,378		7,423,193
Other income:
Interest income	754	—		754
Total other income	754	—		754
Net (loss) income	$(776,202)	$117,554		$(658,648)
Net loss per common share, basic and diluted	$(1.66)			$(0.16)
Weighted-average number of common shares outstanding, basic and diluted	467,700			4,132,514	(j)

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)	Historical financial information for the period from January 27, 2015 to December 31, 2015 derived from KBS G&I REIT’s prospectus dated April 28, 2016 and filed with the SEC on May 3, 2016.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS G&I REIT), including amortization of below-market lease liabilities, for the year ended December 31, 2015. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015, based on historical operations of the previous owners.

(d)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015, based on historical operations of the previous owners.

(e)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015 that would be due to the Co-Manager had the property been acquired on January 1, 2015. With respect to the Company's investment in the Commonwealth Building, the property management fees and expenses to affiliate is a monthly fee paid to KBS G&I REIT’s affiliated advisor equal to one‑twelfth of 1.25% of rent, payable and actually collected for the month, from the Commonwealth Building.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015 that would be due to the Advisor had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to the Advisor equal to one-twelfth of 1.6% of the amount paid or allocated to acquire the investment, plus the budgeted capital improvement costs for the development, construction or improvements to the investment once such funds are disbursed pursuant to a final approved budget. This amount excludes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto, but excludes acquisition fees payable to the Advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on a $47.4 million mortgage loan secured by the Commonwealth Building, of which $41.0 million was funded at closing, which bears interest at a floating rate of 215 basis points over one-month LIBOR and matures on July 1, 2021.

(j)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS G&I REIT’s private offering used to complete the acquisition were raised as of January 1, 2015 and KBS G&I REIT received a gross offering price of $8.90 per share, which was the initial offering price in the private offering.